UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report: April 5, 2007
(Date of earliest event reported: March 31, 2007)

CENTURY CASINOS, INC.
(Exact Name of Registrant as specified in its charter)

Delaware	0-22290	84-1271317
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

1263 Lake Plaza Drive Suite A, Colorado Springs, CO	80906
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	719-527-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

As previously reported, Dr. Christian Gernert, the Company’s Chief Operating Officer, has resigned from the Company effective March 31, 2007. The employment agreement between Century Casinos Europe GmbH and Dr. Gernert has been terminated in conjunction with Dr. Gernert’s departure from the Company. By terms of the agreement, Dr. Gernert is prohibited from using confidential company or business related information pertaining to Century Casinos, Inc. or its subsidiaries.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits
10.1 Employment contract, effective January 1, 2006, between Century Casinos Europe GmbH and Dr. Christian Gernert, dated November 1, 2005, is hereby incorporated by reference from Exhibit 10.168 to Century Casinos’ Current Report on Form 8-K dated March 21, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Casinos, Inc.
(Registrant)

Date: April 5, 2007	By : /s/ Ray Sienko
Ray Sienko
Chief Accounting Officer